

ChromaDex.

Investor Presentation

Nasdaq: CDXC | March 2019

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2019 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 7, 2019. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.


ChromaDex
TN TRU NIAGEN
NAD

ChromaDex TRU NIAGEN

The Critical Role of NAD

- Nicotinamide adenine dinucleotide (NAD) is a coenzyme found in every living cell.
- NAD is mission-critical for cellular health.
- NAD declines as we age.
- When NAD levels are low, cells don't function optimally.
- Scientists now understand that low NAD or relative NAD-deficiency may be associated with many health-related problems of aging.


Science
WHY WE
AGE

"Nicotinamide adenine dinucleotide (NAD^+) is a coenzyme found in all living cells… Cellular NAD^+ concentrations change during aging, and modulation of NAD^+ usage or production can prolong both health span and life span."

Dr. Eric Verdin, Gladstone Institutes
Abstract from *Science* 4 December 2015


TRUNIAGEN.COM
TRU
NIAGEN®
Age Better*
Dietary Supplement
60 Vegetarian Capsules

Our Solution :
TRU NIAGEN®

Safe

NIAGEN is the only proprietary nicotinamide riboside approved as a New Dietary Ingredient and that has achieved GRAS status

Effective

NIAGEN increases NAD

Patented

16 licensed global patents or patents pending

Evolution of ChromaDex


2000
COMPANY FORMED; REFERENCE STANDARDS
2003
PROVIDED ANALYTICAL TESTING AND CONTRACT SERVICES
2012
ACQUIRED SCIENTIFIC AND REGULATORY CONSULTING BUSINESS
2012
LICENSED DARTMOUTH PATENTS ON NR
2013
COMMERCIALIZATION OF NIAGEN®
TRU NIAGEN
2017
ACQUIRED HEALTHSPAN RESEARCH LLC, A CONSUMER PRODUCT COMPANY OFFERING TRU NIAGEN® BRANDED PRODUCTS
2017
RAISED $48 MILLION; LED BY HORIZONS VENTURES
2017
PARTNERED WITH A.S. WATSON GROUP, ASIA'S LEADING HEALTH AND BEAUTY RETAILER
2018
GLOBAL EXPANSION

Building a Global Brand


ChromaDex
TN TRU NIAGEN
CANADA
Amazon
Truniagen.ca
UNITED KINGDOM
Amazon
PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
PARTNERSHIPS
NEW ZEALAND
Matakana Superfoods
September 2018

Strong Global Partners

TRU NIAGEN

A.S. Watson Group

A member of CK Hutchison Holdings

A.S. WATSON 15000+

watsons

- World's largest international health & beauty retailer
- Extended partnership through mid-September 2021
- Selling in Hong Kong, Macau, and Singapore

Nestlé HealthScience

- Announced global supply and license agreement in December 2018
- Exclusive rights in medical nutrition
- Co-exclusive rights in certain protein based beverages

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Matthew Roberts – *Chief Scientific Officer*
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestlé and Nature's Bounty Co.

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and e-Commerce companies

David Burns – *Vice President - Marketing*
Former VP of Digital Acquisition, Guthy|Renker 2012-2018

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997

ChromaDex

Areas of Study

- Alzheimer's Disease
- Heart Failure
- Chronic Kidney Disease
- Breast Cancer
- Chemotherapy-Induced Neuropathy
- Hypertension
- Diabetes
- Diabetic Neuropathy
- Parkinson's Disease
- Traumatic Brain Injury
- Cockayne Syndrome
- Nonalcoholic fatty liver disease
- Melanoma
- Steatosis
- Immune Response
- Muscle Physiology
- Browning of Adipocytes
- Mitochondrial Myopathy
- Weight Loss

170+ Pre-Clinical & Clinical Studies in Progress on NR

Represents over $50 million of research paid for by third parties

NIH National Institute on Aging
University of Birmingham
St. Jude Medical — More control. Less risk.
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
Northwestern University
University of Colorado 1876
Cornell University Founded A.D. 1865
Mayo Clinic
Buck Institute for Research on Aging
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
McLean Hospital Harvard Medical School Affiliate
Emory University
University of Cambridge
Washington University in St. Louis
The Scripps Research Institute

ChromaDex TN TRU NIAGEN

NR has Reached the Significant Milestone of **33 Registered Human Investigations**[1]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

33 trials are currently registered on clinicaltrials.gov

At least 10 more are in planning and not yet registered

Clinical Health Outcomes

4 published clinical trials of NIAGEN® led the way

New trials are now examining clinically relevant health outcomes

(1) There are 33 ongoing, completed, and published clinical trials currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 28 of these use NIAGEN® NR.

ChromaDex

Neurological, Cardiovascular Health, and Obesity are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	OBESITY	OTHER
Human Studies	**34 %**	**28 %**	**19 %**	**19 %**
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia

Note: Based on trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Intellectual Property

US 8106184: *Synthetic manufacture of NR – Anthony Sauve of Cornell University*

US 8114626: Manufacture of NR via recombinant microorganisms – Charles Brenner of Dartmouth College

US 8197807: NR for increasing NAD biosynthesis – Charles Brenner of Dartmouth College

US 8383086: Compositions comprising NR – Charles Brenner of Dartmouth College

US 7776326: *NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

International Filing and Issued Patents

China
200680051368.4
ZL200580018114.8

Europe
6837837
5790283.5

India
4525/DELNP/2008

Australia
2006238858

Canada
2,609,633
2676609

Mexico
MX/A/2009/008022

PCT
PCT/US2008/01085
PCT/US2005/019524

Quarterly Net Sales



Total Company Sales by Quarter
YoY growth
+55%
$6.1
+69%
$7.5
+95%
$6.6
+85%
$7.8
+33%
$8.1
+20%
$9.1
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018



TRU NIAGEN Sales by Quarter
YoY Growth
$2.6
$2.3
$0.3
$2.7
$1.9
$0.8
+21550%
$3.0
$1.2
$1.8
+2528%
$3.7
$0.3
$3.5
+97%
$5.2
$0.8
$4.4
+143%
$6.5
$1.3
$5.2
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Ecommerce
Watsons/Other

- Total company sales have increased each quarter in 2018, driven by the TRU NIAGEN e-Commerce and Watson's business
- TRU NIAGEN sales in Q3 and Q4 2017 include initial shipments for Watson's launch

Strong, steady growth in 2018 while managing declines in non-core businesses

ChromaDex TRU NIAGEN

Strategic Initiatives for 2019

Deliver on Strategic Partnerships

Focus on Watson's and Nestlé's priority international markets for regulatory approval

Build TRU NIAGEN® Brand

Marketing campaigns targeting new demographics

Increased focus on earned media & PR

Defend our Intellectual Property

In September of 2018, ChromaDex and Dartmouth College filed a patent infringement lawsuit against Elysium Health

Financial Highlights

Full Year Net Sales Mix
Business Model Transformation

FY 2017


TRU NIAGEN
Watson's/Other B2B
20%
TRU NIAGEN
e-Commerce
6%
$21.2MM
NIAGEN Ingredient
37%
Core (1)
21%
Other Ingredients
16%

FY 2018


Watson's/Other B2B
9%
TRU NIAGEN
NIAGEN Ingredient
17%
$31.6MM
Other Ingredients
11%
TRU NIAGEN
e-Commerce
48%
Core (1)
15%

- **TRU NIAGEN** net sales increased to **58% of net sales** in 2018 compared to 26% in 2017(2)
- **NIAGEN-related** net sales increased to **75% of net sales** in 2018 compared to 62% in 2017(3)

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Core includes Analytical Reference Standards and Services
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Financial Discipline

CFO Mandate

"Bring financial discipline to a company that is experiencing significant organizational changes and rapid growth."

Financial Discipline

Comprehensive Approach

P+L
- Scale Revenues
- Manage Costs Prudently
  - Improve Marketing Efficiency
  - Focused R+D
  - Control G+A

Balance Sheet
- Manage Working Capital
  - Inventory Controls
- Return on Investment

Cash Flow
- Reduce Cash Burn
  - Lower Net Losses
  - Control Working Capital

Targeting cash flow break-even by the fourth quarter of 2019, or early 2020

ChromaDex TN TRU NIAGEN

Full Year 2018 Financial Results

Investing Ahead of Growth

(in thousands)	FY 2018	FY 2017	Notes
Net Sales	**$ 31,557**	**$ 21,201**	Net sales +49%; TRU NIAGEN business up 238%
Gross Profit *% of Net Sales*	**$16,055** *51%*	**10,477** *49%*	Gross margins +150bps; positive impact of TRU NIAGEN consumer product sales
Selling and Marketing *% of Net Sales*	16,537 *52%*	4,459 *21%*	Investments to build the TRU NIAGEN brand
Research and Development	5,478	4,007	Controlled spending through focused investments
General and Administrative	27,137	17,642	Higher legal spending primarily to protect our IP and recruitment of strong senior leaders
Other	75	746	Miscellaneous expense
Total Operating Expense	**49,227**	**26,854**	Investing ahead of growth
Operating Loss from continuing operations	**$ (33,172)**	**$ (16,377)**	Higher net sales and gross margins, offset by investments ahead of growth and legal expense

Q4 vs Q3 2018 Financial Results

Strong Sales Growth & Marketing Efficiency

(in thousands)	Q4 2018	Q3 2018	Notes
Net Sales	**$ 9,067**	**$ 8,120**	TRU NIAGEN business up 24%
Gross Profit *% of Net Sales*	**4,711** *52%*	**4,361** *54%*	Negatively impacted by the wind down of Purple Corn and PURENERGY ingredients (140bps)
Selling and Marketing *% of Net Sales*	4,658 *51%*	4,837 *60%*	Marketing efficiency improved by 820bps driven by our e-Commerce business
Research and Development	1,275	1,350	Slightly down quarter-over-quarter
General and Administrative	6,943	6,770	Higher by $175K. Excluding legal fees and equity compensation expense, G&A expense up by $100K.
Other	75	-	Miscellaneous expense
Total Operating Expense	**12,951**	**12,957**	Flat quarter-over-quarter
Operating Loss	**$ (8,240)**	**$ (8,596)**	Slight improvement quarter-over-quarter

ChromaDex TRU NIAGEN

2018 Quarterly Cash Flow

(in thousands)	3/31/18	6/30/18	9/30/18	12/31/18
Net Loss	$ (8,443)	$ (8,050)	$ (8,606)	$ (8,218)
Cash From / (Used For) Operations	**(3,988)**	**(6,549)**	**(5,235)**	**(5,136)**
Cash From / (Used For) Investing	(161)	(1,113)	(82)	(419)
Cash From / (Used For) Financing	(202)	13	142	(43)
Net Increase / (Decrease) in Cash	**$ (4,351)**	**$ (7,648)**	**$ (5,175)**	**$ (5,598)**

Sequential improvement in cash from operations in the fourth quarter of 2018

Operational Discipline

2018 Processes set Foundation for Growth

e-Commerce Marketing Platforms

- Real time dashboards tracking key metrics:
  - Customer acquisition costs
  - Conversion rates
  - Daily sales
- Analysis by platform and customer type:
  - Amazon vs. truniagen.com
  - New vs returning customers

↑ Revenues from returning customers

↑ Effectiveness of digital marketing spend

Measure marketing efficiency and optimize revenue growth in real-time

ChromaDex TRU NIAGEN

Operational Discipline

2018 Processes set Foundation for Growth

Supply Chain

- Focused on end-to-end processes:
  - Manufacturing NIAGEN → Delivering products to customers
- Strong third party relationships:
  - W.R. Grace for NIAGEN manufacturing
  - CMOs to encapsulate, bottle, label and deliver products

↑ Fulfillment rate

↓ Customer delivery time

Well-positioned to scale e-Commerce business

ChromaDex TRU NIAGEN

Operational Discipline

2019 Incremental Opportunities

e-Commerce Marketing Platforms	Supply Chain
➢ Continued investments in decision support models: ▪ Reduce customer acquisition costs ▪ Increase lifetime value ➢ Optimize digital marketing spend	➢ Product design changes ➢ Continued improvements in the production process ➢ New ERP system

2019 Financial Outlook

(in thousands)	2017 Actual	2018 Actual	2019 Outlook	Key Drivers
Net Sales	**$ 21,201**	**$ 31,557**	Continued growth in sales of TRU NIAGEN	U.S. e-Commerce, Watson's international business, launches in certain new international markets, including cross border
Gross Margin % (as a % of net sales)	**49%**	**51%**	Continued improvement	Increased sales of TRU NIAGEN in e-Commerce business, supply chain cost savings
Selling, Marketing & Advertising (as a % of net sales)	**21%**	**52%**	Roughly flat in absolute dollars and down significantly as a % of net sales	Leverage investments in new customer acquisitions, diversify marketing strategies beyond digital and direct response marketing
General & Administrative	**17,642**	**27,137**	Roughly flat in absolute dollars	Management infrastructure largely built-out, legal costs primarily driven by investments to protect our IP
Free Cash Flow[(1)]	**$ (11,156)**	**$ (22,360)**	Cash Flow Break-Even by Q4 2019 or early 2020	Higher sales and gross margins, efficiency in TRU NIAGEN marketing, selling & advertising expense, leveraging fixed overhead investments

Continue to target cash flow break-even by Q4 2019 / early 2020

(1) Free Cash Flow = Cash from / (used for) Operating Activities minus Capital Expenditures

Nestlé Supply and License Agreement

ChromaDex TN TRU NIAGEN

Market Size – 2018 Est.

Protein Based Nutrition Drinks(1)


~$2.0Bil
61%
Intl.
39%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Medical Nutrition(2)


~$16Bil
76%
Intl.
24%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over minimum of three years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

ChromaDex TRU NIAGEN

Questions?

ChromaDex TRU NIAGEN

Contact Info

Brianna Gerber

Senior Director of FP&A and Investor Relations

T: +1.949.344.3782

BriannaG@chromadex.com

www.chromadex.com

Key Statistics

Trading Data (@ March 8, 2019)	
Stock Price	$3.54
52 Week High/Low	$5.11/$2.79
Avg. Daily Vol. (50 day)	200,000
Shares Outstanding	55.3M
Public Float (excl. >5% owners)	68%
Insider Holdings	32%
Valuation Measures	
Market Cap	$196M
Enterprise Value	$173M
EV/Revenue (LTM)	5.5X
P/E (LTM)	N/M

Financial Highlights (LTM ended Dec '18)	
Net Sales (LTM)	$31.6M
EPS (LTM)	($0.61)
Cash & Equiv.	$22.6M
Total Assets	$42.2M
Total Debt	None
Total Liabilities	$15.0M
Equity	$27.2M


1 Year
Volume

2017 – 2018 YTD Net Sales Summary

(In millions)

Description	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	Full Year 2017	Full Year 2018
Ecommerce	0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	5.2	15.0	1.3	15.0
Watsons			2.3	1.8	4.1	0.8	0.3	0.7	1.2	2.9	4.1	2.9
International / Other			0.0	0.0	0.1	0.4	0.0	0.1	0.1	0.6	0.1	0.6
Total TRU NIAGEN	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***5.5***	***18.5***
NIAGEN Ingredient	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	1.0	5.2	7.8	5.2
NIAGEN Related Revenues	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***13.2***	***23.6***
Other Ingredients	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	0.5	3.4	3.4	3.4
CORE	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	1.1	4.5	4.6	4.5
Total Net Sales	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***21.2***	***31.6***
TRU NIAGEN as % of Total Net Sales	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***71%***	***58%***	***26%***	***58%***
TRU NIAGEN as % of Total NIAGEN Related Revenue	***1%***	***7%***	***60%***	***47%***	***41%***	***71%***	***66%***	***84%***	***87%***	***78%***	***41%***	***78%***
NIAGEN Related Revenues as % of Total Net Sales	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***82%***	***75%***	***62%***	***75%***
YOY Growth Rate - Net Sales												
Total Company	-42%	-43%	55%	69%	-2%	95%	85%	33%	20%	49%		49%
NIAGEN Related	-68%	-48%	204%	158%	22%	337%	168%	40%	31%	79%		79%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	21550%	2528%	97%	143%	238%		238%
Sequential Growth Rate - Net Sales												
Total Company		25%	44%	24%		-13%	19%	4%	12%			
NIAGEN Related		115%	110%	28%		-24%	32%	10%	19%			
Total TRU NIAGEN		914%	1764%	1%		14%	23%	40%	24%			